UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2020

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WESTAMERICA BANCORPORATION

(Exact name of registrant as specified in its charter)

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California	001-09383	94-2156203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1108 Fifth Avenue
San Rafael, California 94901

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (707) 863-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WABC	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting of shareholders held on April 23, 2020, were solicited pursuant regulation 14A of the Securities Exchange Act of 1934. The Report of Inspector of election indicates that 23,340,452 shares of the Common Stock of the Company, out of 27,101,866 shares outstanding on the February 24, 2020 record date, were present, in person or by proxy, at the meeting. The following matters were submitted to a vote of the shareholders:

Proposal 1. Election of Directors

The shareholders elected all of the Board of Directors nominees for a term of one year, as follows:

Nominee	For	Against	Abstain	Non-Votes
Etta Allen	19,500,311	1,467,195	39,816	2,333,130
Louis E. Bartolini	19,705,122	1,262,692	39,508	2,333,130
E. Joseph Bowler	19,660,332	1,307,067	39,923	2,333,130
Melanie Chiesa	20,906,486	59,916	40,920	2,333,130
Michele Hassid	20,905,004	59,604	42,714	2,333,130
Catherine C. MacMillan	19,704,246	1,263,690	39,386	2,333,130
Ronald A. Nelson	19,551,478	1,415,910	39,934	2,333,130
David L. Payne	20,496,583	468,797	41,942	2,333,130
Edward B. Sylvester	19,123,207	1,842,987	41,128	2,333,130

Proposal 2. Approve a Non-Binding Advisory Vote on Executive Compensation

The shareholders approved, on an advisory non-binding basis, the compensation of Westamerica Bancorporation’s named executive officers, by the following vote:

For	Against	Abstain	Non-Votes
20,661,928	295,640	49,754	2,333,130

Proposal 3. Ratify Selection of Crowe Horwath, LLP as Company’s Independent Auditors for Fiscal Year 2020

The shareholders ratified the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, by the following vote:

For	Against	Abstain	Non-Votes
23,228,679	74,410	37,363	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAMERICA BANCORPORATION
(Registrant)

Date: April 24, 2020	By:	/s/ Jesse Leavitt
Jesse Leavitt
Senior Vice President and Chief Financial Officer